EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Emerging Markets Dividend Growth ETF	268461456	EMDG
EGShares Emerging Markets Natural Resources ETF	268461449	EMNR

Prospectus
June 27, 2013

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED
 THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
 TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured.  May lose value.  No bank guarantee.

Table of Contents
Fund Summaries
Principal Investment Strategies and Related Risks
Additional Securities, Instruments and Strategies
Disclosure of Portfolio Holdings
Special Risks of Exchange-Traded Funds
Precautionary Notes
Fund Organization
Management of the Funds
How to Buy and Sell Shares
Dividends, Distributions and Taxes
Pricing Fund Shares
Other Service Providers
Index Provider
Disclaimers
The FTSE and Dow Jones Indices
Premium/Discount Information
Distribution Plan
Financial Highlights

1 8 11 12 12 12 13 13 14 15 17 17 18 19 19 19 19 20

FUND SUMMARIES

EGShares Emerging Markets Dividend Growth ETF

Investment Objective
The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex-Taiwan Diversified Capped Dividend Growth 50 Index (the “Dividend Growth Underlying Index”).

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”).  You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Total Annual Fund Operating Expenses (1)	0.85%

(1)           Emerging Global Advisors, LLC (“EGA”) pays all of the expenses of the Fund, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest, litigation expenses and other non-routine (e.g. merger) or extraordinary expenses.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods.  This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by the fee waiver and expense reimbursement agreement described above.  This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”).  The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Dividend Growth Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market companies included in the Dividend Growth Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.  The Fund invests in the constituent companies of the Dividend Growth Underlying Index, which may include small, medium and large capitalized companies (“small cap”, “mid cap” and “large cap” companies, respectively) domiciled in emerging market countries. The market capitalization of the companies in Dividend Growth Underlying Index will be within the market capitalization range of the top 85% of companies in the FTSE All Cap ex-Taiwan Float Universe.  The Emerging Markets Dividend Growth Underlying Index is a free-float market capitalization weighted index that measures the stock performance of 50 emerging markets companies with a high compounded annual dividend growth rate that are members of the FTSE Emerging All Cap ex Taiwan Universe.  A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting.  The components of the Dividend Growth Underlying Index will have also paid dividends consistently over the last five years.

The Fund intends to replicate the constituent securities of the Dividend Growth Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares.  In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Dividend Growth Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Dividend Growth Underlying Index is concentrated.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks
Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities  The price of one or more of the equity securities in the Fund’s portfolio may fall.  Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance  As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day.  Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly.  You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation  The Fund’s return may not match the return of the Dividend Growth Underlying Index.  The Fund incurs a number of operating expenses that are not reflected in the Dividend Growth Underlying Index, including the cost of buying and selling securities.  If the Fund is not fully invested, holding cash balances may prevent it from tracking the Dividend Growth Underlying Index.

Market Liquidity for Fund Shares  As an ETF, Fund Shares are not individually redeemable securities.  There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the Dividend Growth Underlying Index.

High Dividend Yield The Dividend Growth Underlying Index is comprised of, and the Fund invests in, securities of high dividend-paying (i.e., high income) companies.  High dividend-paying stocks may underperform non-dividend paying stocks and the market in general.  The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Non-Diversification  The Fund is non-diversified and, as a result, may have greater volatility than diversified funds.  Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

Concentration The Fund will concentrate in industries to the same extent as the Dividend Growth Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Foreign Investment  Foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.  Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets  Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency  The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.  Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Small Cap and Mid Cap Companies  Small cap and mid cap companies may have greater volatility in price than the stocks of large capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity  In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the Dividend Growth Underlying Index.

Depositary Receipts  Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio.  There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Performance
There is no performance information presented for the Fund because the Fund had not commenced investment operations as of the date of this Prospectus.

Management

Investment Adviser

Emerging Global Advisors, LLC

Portfolio Manager

Richard C. Kang is the lead portfolio manager for the Fund and will be responsible for the day-to-day management of the Fund’s portfolio when it commences investment operations.  Mr. Kang has managed the Fund since its commencement of operations in 2013.

Purchase and Sale of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares.  Individual Shares may only be purchased and sold on the Exchange through a broker-dealer.  Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EGShares Emerging Natural Resources ETF

Investment Objective
The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Natural Resources Titans 50™ Index (the “Emerging Markets Natural Resources Underlying Index”).

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”).  You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Total Annual Fund Operating Expenses (1)	0.85%

(1)           Emerging Global Advisors, LLC (“EGA”) pays all of the expenses of the Fund, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest, litigation expenses and other non-routine (e.g. merger) or extraordinary expenses.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods.  This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by the fee waiver and expense reimbursement agreement described above.  This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”).  The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Emerging Markets Natural Resources Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market companies included in the Emerging Markets Natural Resources Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.  The Fund invests in the constituent companies of the Emerging Markets Natural Resources Underlying Index, which may include small, medium and large capitalized companies (“small cap”, “mid cap” and “large cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $100 million at the time of purchase. The Emerging Markets Natural Resources Underlying Index is a free-float adjusted market capitalization weighted index that measures the stock performance of 50 leading emerging market companies in the Oil & Gas and Basic Materials Industries, as defined by the proprietary sector system used by S&P Dow Jones Indices.  A free-float adjusted index is one that only uses freely traded shares in calculating the market capitalization weighting.  Basic Materials companies include companies involved in commodity chemicals, specialty chemicals, forestry, paper, aluminum, nonferrous metals, iron and steel, coal, diamonds and gemstones, general mining, gold mining, and platinum and precious metals.  Oil & Gas companies include companies involved in exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment, and alternative fuels.

The Fund intends to replicate the constituent securities of the Emerging Markets Natural Resources Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares.  In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Emerging Markets Natural Resources Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Emerging Markets Natural Resources Underlying Index is concentrated.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities  The price of one or more of the equity securities in the Fund’s portfolio may fall.  Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance  As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day.  Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly.  You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation  The Fund’s return may not match the return of the Emerging Markets Natural Resources Underlying Index.  The Fund incurs a number of operating expenses that are not reflected in the Emerging Markets Natural Resources Underlying Index, including the cost of buying and selling securities.  If the Fund is not fully invested, holding cash balances may prevent it from tracking the Emerging Markets Natural Resources Underlying Index.

Basic Materials Sector Risk Issuers in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.  Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns.  Issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Energy Sector Risk The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending.  Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes.  Companies in the oil and gas sector may be at risk for environmental damage claims.

Natural Resources Risk  The Fund’s investments in natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and these companies may lack the resources and the broad business lines to weather economic downturns. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Market Liquidity for Fund Shares  As an ETF, Fund Shares are not individually redeemable securities.  There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the Emerging Markets Natural Resources Underlying Index.

Non-Diversification  The Fund is non-diversified and, as a result, may have greater volatility than diversified funds.  Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

Concentration The Fund will concentrate in industries to the same extent as the Emerging Markets Natural Resources Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Foreign Investment  Foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.  Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets  Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency  The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.  Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Small Cap and Mid Cap Companies  Small cap and mid cap companies may have greater volatility in price than the stocks of large capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity  In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the Emerging Markets Natural Resources Underlying Index.

Depositary Receipts  Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio.  There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Performance
There is no performance information presented for the Fund because the Fund had not commenced investment operations as of the date of this Prospectus.

Management

Investment Adviser
Emerging Global Advisors, LLC

Portfolio Manager
Richard C. Kang is the lead portfolio manager for the Fund and will be responsible for the day-to-day management of the Fund’s portfolio when it commences investment operations.  Mr. Kang has managed the Fund since its commencement of operations in 2013.

Purchase and Sale of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares.  Individual Shares may only be purchased and sold on the Exchange through a broker-dealer.  Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section contains greater detail on the Funds’ principal investment strategies and the related risks that you would face as a shareholder of the Funds.

Investment Objectives

The investment objective of each Fund is set forth above in the “Fund Summaries” section of this Prospectus.  Each investment objective is considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval subject to 60 days’ advance written notice.

Investment Strategies

Emerging Market Companies Each Fund defines “Emerging Market” companies as companies that are included in its corresponding underlying benchmark index (each an “Underlying Index” and collectively, the “Underlying Indices”). The Underlying Indices are comprised of Emerging Market companies that are traded on U.S. or foreign exchanges whose businesses stand to benefit significantly from the strong industrial and consumption growth occurring in middle income nations around the globe. Middle income nations are generally identified by international organizations, such as the World Bank, as the broad range of countries with gross national income (“GNI”) per capita between low income countries ($1,025 or less) and high income countries ($12,476 or more). (Source: The World Bank).  Companies considered to be “Emerging Market” companies by the Funds include, but are not limited to, companies from the following countries:  Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Thailand and Turkey.

Underlying Index  From time to time, each Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of each Fund’s Underlying Index.  A Fund will also rebalance its portfolio securities promptly following the annual rebalancing of the Underlying Index.  In recognition of longer settlement periods for emerging market securities, a Fund may at times purchase or sell portfolio securities in advance of the implementation date of publicly announced adjustments to the weighting or composition of the constituent securities of the Underlying Index.  The Funds do not seek temporary defensive positions when equity markets decline or appear to be overvalued.

Each Fund’s intention is to replicate the constituent securities of its Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares.  In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, a Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.  When securities are deleted from a Fund’s Underlying Index, the Fund will typically remove these securities from the Fund’s portfolio.  However, a Fund may, in the discretion of EGA, remain invested in securities that were deleted from the Underlying Index until the next rebalancing of the Fund.

Concentration  Each Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that their Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Depositary Receipts  ADRs are typically issued by an American bank or trust company, or a correspondent bank.  They evidence ownership of, and the right to receive, underlying securities issued by a foreign corporation deposited in a domestic bank. Generally, ADRs are denominated in U.S. dollars and traded in the U.S. securities markets on exchanges or over-the-counter (“OTC”).   In general, there is a large, liquid market in the United States for many ADRs.

ADRs enable investors from the United States to buy shares in foreign companies without undertaking cross-border transactions.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid certain currency risks during the settlement period for either purchase or sales.

GDRs are Depositary Receipts for shares of foreign companies that are traded in capital markets around the world.  ADRs and GDRs trade in foreign currencies that may differ from the currency that the underlying security for each ADR or GDR principally trades in.  In general, a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  In addition, although ADRs and GDRs may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid.

Each Fund may hold unsponsored Depositary Receipts, which are organized independently and without the cooperation of the issuer of the underlying securities.  A Fund will generally price Depositary Receipts according to the exchange on which the Depositary Receipts trade for purposes of calculating its daily NAV.

Investment Risks

Many factors affect the value of an investment in a Fund.  Each Fund’s NAV and market share price will change daily based on variations in market conditions, interest rates and other economic, political or financial developments.

Market Price Variance (all Funds) Because the Shares of each Fund are exchange traded, there may be times when the market price and the NAV vary significantly.  However, given that Shares are created and redeemed principally by market makers, large investors and institutions who purchase and sell large, specified numbers of Shares called “Creation Units” directly from each Fund, management believes that large discounts or premiums to the NAV of Shares would not be sustained.

Market Liquidity for Fund Shares (all Funds)  Trading of Shares of a Fund on the Exchange or another national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally.  If a Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV.

Redemption (all Funds)  As an ETF, each Fund intends to rely on an exemptive order issued by the SEC to the Adviser that will permit each Fund to delay payment of redemption proceeds for its securities for up to 14 days, based in part on the greater relative illiquidity and longer settlement times of emerging markets securities.  This risk applies to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to the Fund and does not apply to investors who will buy and sell Shares of the Fund in secondary market transactions on the Exchange through brokers.

Non-Correlation (all Funds) If a Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.  In addition, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index.  If a Fund fair values portfolio securities when calculating its NAV, the Fund’s return may vary from the return of its Underlying Index to the extent the Underlying Index reflects stale pricing.  Likewise, a variation may occur if the closing prices of ADRs or GDRs held by the Fund differ from the closing prices of ordinary shares represented by those ADRs or GDRs.

Non-Diversification (all Funds)  Each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders.  Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund and result in non-correlation with the Fund’s Underlying Index.

Foreign Investment (all Funds)  There may be more or less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S.  In addition, foreign companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies.  The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery, or recovery of money or investments.

Emerging Markets (all Funds)  Emerging market risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; significant periods of inflation or deflation; restrictions on foreign investment; possible nationalization, expropriation, or confiscatory taxation of investment income and capital; increased social, economic and political uncertainty and instability; pervasive corruption and crime; more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

In addition to the heightened risk level for foreign securities discussed above, investments in companies domiciled in emerging market countries may be subject to other significant risks, including:

•
Emerging market countries may be less stable and more volatile than the U.S., giving rise to greater political, economic and social risks, including: rapid and adverse diplomatic and political developments; social instability; or internal, external and regional conflicts, terrorism and war.

•
Certain national policies, which may restrict a Fund’s investment opportunities, including: restrictions on investment in some or all issuers or industries in an emerging market country; or capital and currency controls.

•	The small current size of the markets for emerging markets securities and the currently low or nonexistent volume of trading, which could result in a lack of liquidity and greater price volatility.

•	Foreign taxation.

•
The absence of developed legal structures governing private or foreign investment, including: lack of legal structures allowing for judicial redress or other legal remedies for injury to private property, breach of contract or other investment-related damages; or inability to vote proxies or exercise shareholder rights.

•
The absence, until recently in many developing countries, of a capital market structure or market-oriented economy including significant delays in settling portfolio transactions and risks associated with share registration and custody.

•	The possibility that recent favorable economic developments in some emerging market countries may be slowed or reversed by unanticipated political or social events in those countries.

•	The pervasiveness of corruption and crime.

In addition, many of the countries in which a Fund may invest have experienced substantial, and during some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries have less favorable growth of gross domestic product, rapid rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position compared to the U.S. economy.  Economies of emerging market countries could likewise be adversely affected by significant periods of deflation or greater sensitivity to interest rates.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the former Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries.

Even though the currencies of some emerging market countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would prevail in a free market.  Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in a Fund’s NAV.

Foreign Currency (all Funds)  The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.  Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars.  U.S. dollar investments in ADRs or ordinary shares of foreign issuers traded on U.S. exchanges are indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Small Cap and Mid Cap Companies (all Funds)  Stocks of small and medium capitalization companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Small and medium capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity (all Funds) Investments in certain foreign securities may be less liquid and more volatile than many U.S. securities.  A previously established liquid foreign securities market may become illiquid due to economic or political conditions.  If a disruption occurs in the orderly markets for the securities or financial instruments in which a Fund invests, the Fund might be prevented from limiting losses and realizing gains.  As a result, a Fund may at times be unable to sell securities at favorable prices.

Dividend Growth (EGShares Emerging Markets Dividend Growth ETF) The Emerging Markets Dividend Growth Underlying Index is a free-float market capitalization weighted index that measures the stock performance of 50 emerging markets companies with a high compounded annual dividend growth rate that are members of the FTSE Emerging All Cap ex Taiwan Universe.   High dividend-paying stocks may underperform non-dividend paying stocks and the market in general.  The Funds’ ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks held by a Fund. Changes in the dividend policies of companies held by a Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth.

Depositary Receipts  (all Funds) The price at which each Fund’s securities may be sold and the value of a Fund’s Shares may be adversely affected if trading markets for ADRs and GDRs are limited or absent or if bid/ask spreads are wide.  Available information concerning the issuers may not be as current for unsponsored Depositary Receipts as for sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.  To the extent that the exchange price of a Depositary Receipt differs from the local price of the underlying security used by a Fund’s corresponding Underlying Index, the Fund may be prevented from fully achieving its investment objective of tracking the performance of its Underlying Index.

Basic Materials Risk (EGShares Natural Resources ETF)  Issuers in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.  Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns.  Issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Energy Risk (EGShares Natural Resources ETF)  The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending.  Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes.  Companies in the oil and gas sector may be at risk for environmental damage claims.

Natural Resources Risk  (EGShares Natural Resources ETF)  The Fund’s investments in natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and these companies may lack the resources and the broad business lines to weather economic downturns. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.
ADDITIONAL SECURITIES, INSTRUMENTS AND STRATEGIES

This section describes additional securities, instruments and strategies that may be utilized by each Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies.  In addition, this section describes additional risk factors applicable to certain securities, instruments and strategies utilized by a Fund.

Money Market Instruments  Money market instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles.  Money market instruments include U.S. Government securities and repurchase agreements.

Repurchase Agreements  Repurchase agreements are contracts in which the seller of securities, usually U.S. Government securities or other money market instruments, agrees to buy them back at a specified time and price.  Repurchase agreements are primarily used by EGA as a short-term investment vehicle for cash positions.

Reverse Repurchase Agreements  Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time.  Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.  The Funds will designate cash and liquid securities in an amount sufficient to cover its repurchase obligations and will mark-to-market such amounts daily.

U.S. Government Securities  U.S. Government securities are issued by the U.S. Government or one of its agencies or instrumentalities.  Some, but not all, U.S. Government securities are backed by the full faith and credit of the federal government.  Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Loans of Portfolio Securities  Each Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements.  The loan must be secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned, and the Fund may call the loan at any time and receive the securities loaned.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities.  Each Fund currently does not participate in a securities lending program.

Portfolio Turnover Each Fund may experience a higher rate of portfolio turnover to the extent active market trading of Fund Shares causes more frequent creation or redemption activities and such creation and redemption activities are not conducted in-kind.  Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains.

More information about the Funds’ investment strategies is presented in the Funds’ Statement of Additional Information (“SAI”), which is available from the Funds upon request or at the Funds’ website, www.egshares.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is included in the Funds’ SAI.  The top ten holdings and all holdings of each Fund is posted on a daily basis to the Trust’s website at www.egshares.com.

SPECIAL RISKS OF EXCHANGE-TRADED FUNDS

Not Individually Redeemable.  Shares may be redeemed by a Fund at NAV only in large blocks known as Creation Units.  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.  In addition, trading in Shares on the Exchange may be halted due to extraordinary market volatility or other reasons.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

PRECAUTIONARY NOTES

A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund of the Trust.  Your ownership of Shares will be shown on the records of DTC and the DTC participant broker through whom you hold the Shares.  THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP.  Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information.  Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own.  Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units.  You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.  Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time.  As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act.  For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.  Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.  Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is a registered investment company.  Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the shares of other investment companies, including Shares of the Funds.  Investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Trust.

FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act.  Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the Trust’s overall management and direction. The Board elects the Trust’s officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

MANAGEMENT OF THE FUNDS

The Investment Adviser

EGA acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”).  EGA is a Delaware limited liability company with its principal offices located at 155 West 19th Street, New York, NY 10011.  As of March 31, 2013, EGA had approximately $1,227 million in assets under discretionary management.  Pursuant to the Advisory Agreement, EGA has overall responsibility for the management and investment of each Fund’s securities portfolio.  For the investment advisory services provided to the Funds, EGA is entitled to receive fees equal to the percentage of daily net assets of each Fund at the breakpoints specified below.

$0-1,000,000,000: 0.85%
$1,000,000,001-$2,000,000,000: 0.75%
 $2,000,000,001 and up: 0.65%

Under the Advisory Agreement, EGA pays all of the expenses of the Funds, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan, brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

A discussion of the basis for the Board’s approval of the Advisory Agreement will be available in the Trust’s next report to shareholders.

Portfolio Management

Richard C. Kang serves as the portfolio manager for each Fund and is responsible for the day-to-day management of each Fund.  Mr. Kang is the Chief Investment Officer and Director of Research of EGA and joined EGA in October 2008.  Prior to that, Mr. Kang was a contract consultant for ETFx Indexes from October 2007 to September 2008.  From January 2007 to September 2008, Mr. Kang was an independent consultant and blogger of The Beta Brief.  Prior to that, Mr. Kang was Chief Investment Officer of Quadrexx Asset Management from July 2003 to May 2005, and President and Chief Investment Officer of Meridian Global Investors from November 2002 to December 2007.

The Trust’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Funds.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell Shares of the Funds at market prices in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the NAV of the Shares, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Share Trading Prices

The trading prices of Shares of each Fund on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of each Fund every 15 seconds (the “intraday indicative value” or “IVV”). The IVV should not be viewed as a “real-time” update of the NAV per Share of a Fund because the IVV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the IVV of Shares of the Funds and the Funds do not make any warranty as to the accuracy of these calculations.

FTSE International Limited (“FTSE”), S&P Dow Jones Indices (“Dow Jones Indices”), their affiliates, sources and distribution agents (together, the “IIV Calculation Agents”) shall not be liable to any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the IIV with respect to the Funds or any data related thereto (collectively, the “Data”) or (ii) any decision made or action take by any customer or third party in reliance upon the Data.  The IIV Calculation Agents do not make any warranties, express or implied to any investor in the Funds, or any one else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by any investors in the Funds or other person in connection with the use of the Data.  The IIV Calculation Agents shall not be liable to any investors in the Funds or third parties for any damages, including, without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advise of the possibility of such damages.

Frequent Purchases and Redemptions of a Fund’s Shares

The Funds impose no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds’ shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV per Share generally for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the Exchange at prevailing market prices. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (“Authorized Participants”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including: dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as noted above) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in executing in-kind trades, and with respect to the redemption fees, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by a Fund’s shareholders and (b) any attempts to market time a Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the Exchange, and

•  You purchase or redeem Creation Units.

Dividends & Distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally will not pay federal income tax on the income and gains it distributes to you.  The EGShares Emerging Markets Natural Resources ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually.  The EGShares Emerging Markets Dividend Growth ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends quarterly.  However, the officers of the Trust are authorized in their discretion not to pay a dividend for a Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend.  Each Fund will declare and pay net realized capital gains, if any, at least annually.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”  At the time you purchase your Fund Shares, a Fund’s share price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations

Fund Distributions.  Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.  A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Taxes on Exchange-Listed Share Sales.  A sale or exchange of Fund Shares is a taxable event.  Currently, any capital gain or loss realized upon a sale of Fund Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units.  An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

Medicare Tax.  For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares.  A Fund also must withhold if the Internal Revenue Service instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons.  Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by a Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale of Fund shares) paid by a Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

PRICING FUND SHARES

The trading price of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of each Fund every 15 seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which  is computed once a day, generally at the end of the Business Day (as defined below), and may be subject to fair valuation. The Trust is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and does not make any warranty as to its accuracy.

The NAV for a Fund is determined once daily as of the close of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (“Business Day”).  NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities (including ADRs and GDRs) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

Securities for which market quotations are not readily available, including restricted securities, are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, or an unscheduled early market close.  In addition, fair valuation may be necessary where there are no securities trading in a particular country or countries on a Business Day, or for significant events that occur between the close of the principal exchange for a security and the NYSE.  A Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which a Fund’s NAV is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s corresponding underlying index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.  Due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security’s sale or upon the resumption of regular trading of the security.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds. Use of a rate different from the rate used by FTSE or Dow Jones Indices may adversely affect a Fund’s ability to track its underlying index.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Funds’ distributor.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, serves as the Funds’ administrator, accountant, custodian and transfer agent.

ALPS Fund Services, Inc., an affiliate of the Distributor, provides the Trust with an Anti-Money Laundering Officer and Chief Compliance Officer, as well as certain additional compliance support functions.

Counsel and Independent Registered Public Accounting Firm

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm of the Trust.  BBD, LLP audits the Funds’ financial statements and performs other related audit services.

INDEX PROVIDER

The Emerging Markets Natural Resources Underlying Index is compiled by Dow Jones Indices. Dow Jones Indices is not affiliated with the Funds or EGA.  EGShares Emerging Markets Natural Resources ETF is entitled to use the Emerging Markets Natural Resources Underlying Index pursuant to a sublicensing arrangement with EGA, which in turn has a licensing agreement with Dow Jones Indices.  Dow Jones Indices or its agent also serves as calculation agent for the Emerging Markets Natural Resources Underlying Index (the “Dow Jones Index Calculation Agent”). The Dow Jones Index Calculation Agent is responsible for the management of the day-to-day operations of the Emerging Markets Natural Resources Underlying Index, including calculating the value of the Emerging Markets Natural Resources Underlying Index every 15 seconds, widely disseminating the Emerging Markets Natural Resources Underlying Index values every 15 seconds and tracking corporate actions resulting in Emerging Markets Natural Resources Underlying Index adjustments.

The Dividend Growth Underlying Index is compiled by FTSE. FTSE is not affiliated with the Funds or EGA.  EGShares Emerging Markets Dividend Growth ETF is entitled to use the Dividend Growth Underlying Index pursuant to a sublicensing arrangement with EGA, which in turn has a licensing agreement with FTSE.  FTSE or its agent also serves as calculation agent for the Dividend Growth Underlying Index (the “FTSE Index Calculation Agent”). The FTSE Index Calculation Agent is responsible for the management of the day-to-day operations of the Dividend Growth Underlying Index, including calculating the value of the Dividend Growth Underlying Index every 15 seconds, widely disseminating the Dividend Growth Underlying Index values every 15 seconds and tracking corporate actions resulting in Dividend Growth Underlying Index adjustments.

The value of each Underlying Index will be disseminated under the following tickers:
Underlying Indices	Ticker
FTSE Emerging All Cap ex-Taiwan Diversified Capped Dividend Growth 50 Index	FTEMDG
Dow Jones Emerging Markets Natural Resources 50TM Index	DJEMNR

“S&P Dow Jones” is a service mark of Dow Jones Indices and has been licensed for use for certain purposes by EGA. The EGShares Emerging Markets Natural Resources ETF is not sponsored, endorsed, sold or promoted by Dow Jones Indices.  Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the EGShares Emerging Markets Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the EGShares Emerging Markets Natural Resources ETF particularly. Dow Jones Indices’ only relationship to EGA is the licensing of certain trademarks, trade names and service marks of Dow Jones Indices and of the Emerging Markets Natural Resources Underlying Index, which is determined, composed and calculated by Dow Jones Indices without regard to EGA or the EGShares Emerging Markets Natural Resources ETF.  Dow Jones Indices has no obligation to take the needs of EGA or the shareholders of the EGShares Emerging Markets Natural Resources ETF into consideration in determining, composing or calculating the Emerging Markets Natural Resources Underlying Index. Dow Jones Indices is not responsible for and has not participated in the determination of the timing, amount or pricing of the EGShares Emerging Markets Natural Resources ETF Shares to be issued or in the determination or calculation of the equation by which the EGShares Emerging Markets Natural Resources ETF Shares are to be converted into cash.  Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the EGShares Emerging Markets Natural Resources ETF.

The EGShares Emerging Markets Dividend Growth ETF is not in any way sponsored, endorsed, sold or promoted by FTSE or the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Dividend Growth Underlying Index (upon which the EGShares Emerging Markets Dividend Growth ETF is based), (ii) the figure at which the Dividend Growth Underlying Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Dividend Growth Underlying Index for the purpose to which it is being put in connection with the EGShares Emerging Markets Dividend Growth ETF.  None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Dividend Growth Underlying Index to EGA or to its clients.  The Dividend Growth Underlying Index is calculated by FTSE or its agent.  None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

All rights in the Dividend Growth Underlying Index vest in FTSE.  “FTSE®” is a trade mark of the London Stock Exchange Group Companies and is used by FTSE under license.

DISCLAIMERS

EGA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and EGA shall not have any liability for any errors, omissions or interruptions therein. EGA does not make any warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. EGA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall EGA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

THE FTSE AND DOW JONES INDICES

The index universe (“Index Universe”) for the Dividend Growth Underlying Index and the Emerging Markets Natural Resources Underlying Index is defined as all publicly traded stocks domiciled in Emerging Markets countries, which may include, among other countries, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Thailand and Turkey.

PREMIUM/DISCOUNT INFORMATION

The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV.  As with other exchange-traded funds, the market price of each Fund’s shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

The Funds have not yet commenced operations and, therefore, do not have information about the differences between a Fund’s daily market price on the Exchange and its NAV.

DISTRIBUTION PLAN

The Distributor serves as the distributor of Creation Units for each Fund on an agency basis.  The Distributor does not maintain a secondary market in Fund Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-l under the 1940 Act.  In accordance with its Rule 12b-l plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

No 12b-l fees are currently paid by the Funds, and there are no plans to impose these fees.  However, in the event 12b-l fees are charged in the future, because these fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FINANCIAL HIGHLIGHTS

No financial information is presented for the Funds because they had not commenced operations prior to the date of this Prospectus.

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may request other information about the Funds or obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-800-4347.  The SAI and shareholder reports will also be available on the Funds’ website, www.egshares.com.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.  You may get copies of reports and other information about the Funds:

• For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-1520; or

• Free from the EDGAR Database on the SEC’s Internet website at:  http://www.sec.gov.

EGA Emerging Global Shares Trust

EGShares Emerging Markets Dividend Growth ETF
EGShares Emerging Markets Natural Resources ETF

Prospectus

June 27, 2013

EGA Emerging Global Shares Trust
Investment Company Act File No.  811-22255

EGA Emerging Global Shares Trust

Statement of Additional Information

June 27, 2013

EGA Emerging Global Shares Trust (the “Trust”) is an open-end management investment company that currently offers shares in fifty-nine separate and distinct series, representing separate portfolios of investments.  This Statement of Additional Information (“SAI”) relates solely to the following portfolios (each individually referred to as a “Fund,” and collectively referred to as the “Funds”), each of which has its own investment objective:

	CUSIP	NYSE Arca

EGShares Emerging Markets Dividend Growth ETF	268461456	EMDG
EGShares Emerging Markets Natural Resources ETF	268461449	EMNR

Emerging Global Advisors, LLC (the “Adviser” or “EGA”) serves as the investment adviser to each Fund.  ALPS Distributors Inc. (the “Distributor” or “ALPS”) serves as principal underwriter for each Fund.

This SAI is not a prospectus and should be read only in conjunction with the Funds’ current Prospectus, dated June 27, 2013.  A copy of the Prospectus may be obtained by calling the Trust directly at 1-888-800-4347.  The Prospectus contains more complete information about the Funds.  You should read it carefully before investing.

Not FDIC Insured.  May lose value.  No bank guarantee.

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE TRUST
EXCHANGE LISTING AND TRADING
INVESTMENT STRATEGIES
SPECIAL CONSIDERATIONS
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE TRUST
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING  AND OTHER SERVICE ARRANGEMENTS
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
ADDITIONAL INFORMATION CONCERNING SHARES
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
TAXES
DETERMINATION OF NET ASSET VALUE
DIVIDENDS AND DISTRIBUTIONS
DISCLAIMER
FINANCIAL STATEMENTS

3 3 4 8 9 10 16 19 20 22 30 42 42 43 44

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on September 12, 2008.  The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently offers shares (“Shares”) of fifty-nine separate non-diversified series, representing separate portfolios of investments.  This SAI relates solely to the EGShares Emerging Markets Dividend Growth ETF and EGShares Emerging Markets Natural Resources ETF.

The Funds are exchange-traded funds (“ETFs”) and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for (1) a portfolio of equity securities constituting a substantial replication, or representation, of the stocks included in the relevant Fund’s corresponding benchmark index (“Deposit Securities”) and (2) a small cash payment referred to as the “Cash Component.”  Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.  Retail investors, therefore, generally will not be able to purchase the Shares directly.  Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker.

The Funds’ Shares have been approved for listing on the NYSE Arca, Inc. (the “Exchange”) subject to notice of issuance.  Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV.  Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment.  Creation Units are aggregations of 50,000 Shares or more.  In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares, although it has no current intention of doing so.  Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities.  See the “Creation and Redemption of Creation Unit Aggregations” section of this SAI.  In each instance of such full cash creations or redemptions, the transaction fees imposed will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met.  The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the value of the underlying index (each, an “Underlying Index” and collectively, the “Underlying Indices”) on which a Fund is based is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.  Negotiated commission rates only apply to investors who will buy and sell shares of the Funds in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.

In order to provide current Share pricing information, the Exchange disseminates an updated “Indicative Intra-Day Value” (“IIV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no warranty as to the accuracy of the IIVs.  IIVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of the Exchange.

The Exchange will calculate and disseminate the IIV throughout the trading day for each Fund by (i) calculating the current value of all equity securities held by the Fund; (ii) calculating the estimated amount of the value of cash and money market instruments held in the Fund’s portfolio (“Estimated Cash”); (iii) calculating the marked-to-market gains or losses of the futures contracts and other financial instruments held by the Fund, if any; (iv) adding the current value of equity securities, the Estimated Cash, the marked to market gains or losses of futures contracts and other financial instruments, to arrive at a value; and (v) dividing that value by the total Shares outstanding to obtain current IIV.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws.  Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.  A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.  The Trust has been granted an exemption by the U.S. Securities and Exchange Commission (the “SEC”) from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares.

Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the 1933 Act.  Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that, pursuant Rule 153 under 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Funds’ prospectus is available at the national securities exchange on which the Shares of a Fund trade upon request.  The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

INVESTMENT STRATEGIES

In addition to the fundamental investment restrictions described below under “Investment Restrictions,” and the principal investment policies described in the Funds’ Prospectus, each Fund is subject to the following investment strategies, which are considered non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.  Not every Fund will invest in all of the types of securities and financial instruments that are listed.

Equity Securities

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.  Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”).  For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Funds can avoid currency risks during the settlement period for either purchases or sales.

In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.  Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Funds may invest in both sponsored and unsponsored ADRs.  Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

A Fund may also invest in Global Depositary Receipts (“GDRs”).  GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.  While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

Futures

Each Fund may enter into futures contracts.  When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date.  When a Fund sells a futures contract, it agrees to sell the underlying instrument at a future date.  The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.  Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.  Each Fund may effect futures transactions through futures commission merchants that are affiliated with EGA or a Fund in accordance with procedures adopted by the Board.

Foreign Securities Risk

The Funds will invest primarily in foreign securities of emerging markets companies.  Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in a Fund and affect its NAV.

Securities of foreign companies are often issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Restrictions on currency trading that may be imposed by emerging markets countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

There may be less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S.  Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices. A previously established liquid foreign securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions.  Brokerage commissions and other fees generally are higher for foreign securities.  The procedures and rules governing foreign transactions and custody (i.e., holding of a Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Sector Risk

To the extent a Fund invests a significant portion of its assets in one or more sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single sector or industry than if the Fund always maintained wide diversity among the sectors and industries in which it invests.

Increased Volatility

The Funds may invest in securities of small and medium capitalization companies.  To the extent that a Fund invests in these securities, it will be subject to certain risks associated with increased volatility in the price of small and medium capitalization companies.  Increased volatility may result from increased cash flows to a Fund and other funds in the market that continuously or systematically buy large holdings of small and medium capitalization companies, which can drive prices up and down more dramatically.  Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase.  Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.  To the extent that an index or benchmark’s methodology is rules-based and transparent, any price increase or decrease generally would be expected to be smaller than the increase or decrease resulting from a change to a non-transparent index or benchmark (because the transparency of the index or benchmark likely would provide the market with more notice of such change).  Because it is impossible to predict when and how market participants will react to announced changes in the constituent securities of a Fund’s benchmark index, the Funds cannot predict when and how these changes will impact the market price or NAV of a Fund.

Cash and Short-Term Investments

A Fund may invest a portion of its assets, for cash management purposes, in liquid, high-quality short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies.  To the extent a Fund is invested in these debt securities, it may be subject to the risk that if interest rates rise, the value of the debt securities may decline.

A Fund may invest a portion of its assets in shares issued by money market mutual funds for cash management purposes.  A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.

Borrowing

Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

Illiquid Securities

A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Repurchase Agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Segregated Assets

When engaging in (or purchasing) options, futures or other derivative transactions, a Fund will cause its custodian to earmark on the custodian’s books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily.  (Any such assets and securities designated by the custodian on its records are referred to in this SAI as “Segregated Assets.”)  Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

Investment Company Securities

Securities of other investment companies, including closed-end funds, offshore funds and ETFs, may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act.  The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.  Certain exceptions to these limitations may apply, and the Funds may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements.  A Fund will receive any interest or dividends paid on the loaned securities and the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.  Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit.  There is a risk that the Fund may not be able to recall securities while they are on loan in time to vote proxies related to those securities.

A Fund is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral.

Futures and Other Derivatives

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.”  This amount is maintained either with the futures commission merchant or in a segregated account at the Fund’s custodian bank.  Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.  While futures contracts provide for the delivery of securities, deliveries usually do not occur.  Contracts are generally terminated by entering into offsetting transactions.

SPECIAL CONSIDERATIONS

Name Policies

The EGShares Emerging Markets Natural Resources ETF has adopted non-fundamental investment policies obligating it to commit, under normal market conditions, at least 80% of its assets to equity securities or investments, such as ADRs or GDRs that, in combination, have economic characteristics similar to equity securities that are contained in the Underlying Index and generally expect to be substantially invested at such times, with at least 95% of its net assets invested in these securities.  For purposes of such investment policy, “assets” include EGShares Emerging Markets Natural Resources ETF’s net assets, plus the amount of any borrowings for investment purposes.  For purposes of such an investment policy, “assets” include not only the amount of EGShares Emerging Markets Natural Resources ETF’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the EGShares Emerging Markets Natural Resources ETF’s net assets that are segregated on the Fund’s books and records, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure.  The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in the EGShares Emerging Markets Natural Resources ETF’s name policy.

Tracking and Correlation

The Funds expect that their daily returns will approximate the daily returns of their respective Underlying Indices.  Several factors may affect their ability to achieve this correlation, however.  Among these factors are:  (1) a Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that Fund; (2) a Fund’s holding of less than all of the securities in the Underlying Index and holding securities not included in the Underlying Index; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the Fund’s Underlying Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a Fund’s Share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; (10) a Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of its Underlying Index; and (11) a Fund’s use of a “representative sampling” strategy rather than full replication of its Underlying Index.  While close tracking of any Fund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the Shares of a Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

Non-Diversified Status

Each Fund is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which imposes diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector.  That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction.  Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.  Each Fund may not:

(1)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)
Make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.  This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(4)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)
Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon, or (ii) investing in securities or other instruments that are secured by commodities.

(6)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)
Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that a Fund may invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Fund’s corresponding index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Fund’s corresponding index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust.  Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust.  The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds. To help facilitate the discharge of its managerial duties, the Board has established a Nominating and Governance Committee and an Audit Committee, as discussed in more detail under “Board Committees” below.

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below.  Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Board Leadership Structure

The Board is composed of four Trustees, three of whom are independent.  The Chairman of the Board, Robert C. Holderith, is an “interested person” (as that term is defined in the 1940 Act).  The Chairman presides over Board meetings and approves agendas for the Board meetings in consultation with counsel to the Funds and the independent Trustees, and the Trust’s various other service providers.  Because of the ease of communication arising from the relatively small size of the Board and the small number of independent Trustees, as well as the relatively recent commencement of operations of the Trust, the Board has determined not to designate a lead independent Trustee at this time, although it will revisit this determination regularly.

The Board has determined that this leadership structure is appropriate given the size, function, and nature of the Fund, as well as the Board’s oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.

Independent Trustees

Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Robert Willens Age: 66	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	59	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir Age: 62	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, February 1971 to December 2008 (Chief Administrative Officer 2002-2007).	59	None

Jeffrey D. Haroldson Age: 56	Trustee	Since 2009	President of Ridgewood Capital, LLC since 2011; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	59	None

Interested Trustees

Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Robert C. Holderith(3) Age: 52	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and President, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	59	None

(1)	Each Trustee holds office for an indefinite term.
(2)	The “Fund Complex” consists of the Trust, which consists of fifty-nine Funds.
(3)	Mr. Holderith is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Funds’ adviser.

Officers

The officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Marten S. Hoekstra Emerging Global Advisors, LLC 171 East Ridgewood Ave. Ridgewood, NJ 07450 Age: 52	Executive Vice President	Since 2011
Chief Executive Officer, Emerging Global
Advisors, LLC, since February 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 – 2011; UBS (and its predecessor, PaineWebber), 1983 – 2009 (including various executive positions starting in 2001).

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 Age: 40	Treasurer	Since 2013	Chief Financial Officer, Emerging Global Advisors, LLC; Managing Director, Goldman Sachs & Co. 2009 – 2012; and UBS Investment Bank 2002-2009.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 Age: 36	Chief Compliance Officer	Since 2010
ALPS Fund Services, Inc., Deputy Chief Compliance
Officer, since September 2009; ALPS ETF Trust, Chief
Compliance Officer, since December 2009;  Financial
Investors Variable Insurance Trust, Chief Compliance
Officer, since September 2009; Liberty All-Star Growth Fund, Inc.,  Chief Compliance Officer, since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer, since December 2009;  BPV Family of Funds Chief Compliance Officer since October 2011; Wasatch Funds, Principal Financial Officer, Treasurer and Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer, November 2006 to February 2007.

___________________
(1)	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Share Ownership

As of December 31, 2012, the Independent Trustees did not own any securities issued by the Adviser, the Distributor, or any company controlling, controlled by, or under common control with the Adviser or the Distributor.  Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in the Funds in this SAI and in all registered investment companies in the EGA Fund Complex as of December 31, 2012 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Robert Willens	None	$10,001 – $50,000
Ron Safir	None	None
Jeffrey D. Haroldson	None	None

Interested Trustees:
Robert C. Holderith	None	$10,001 – $50,000

As of December 31, 2012, the Trust’s Trustees and officers owned individually and as a group less than 1% of the outstanding Shares of any of the Funds.

Trustees’ Compensation

The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended March 31, 2013:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Robert Willens	$35,000	$0	$35,000
Ron Safir	$25,000	$0	$25,000
Jeffrey D. Haroldson	$25,000	$0	$25,000
Interested Trustees:
Robert C. Holderith, Trustee	$0	$0	$0

No officer of the Trust who is also an officer or employee of EGA receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with EGA an annual retainer of $15,000 plus $2,500 for each in-person meeting attended and $500 for each special telephonic meeting attended. The Trust pays the Audit Committee Chair an annual retainer of $10,000. The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

Trustee Qualifications

Information on the Trust’s officers and Trustees appears above. Such information includes business activities of the Trustees during the past five years and beyond. In addition to personal qualities – such as integrity, trustworthiness, and responsibility – the role of an effective Trustee also requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to their duties and fiduciary obligations.

In particular, each Trustee has significant experience in the financial industry.  Prior to founding EGA, Mr. Holderith held a senior management position with a prominent ETF advisory firm.  Mr. Haroldson is President and COO of a global real estate fund management firm.  Mr. Safir was until recently the Chief Administrative Officer of UBS Wealth Management.  Mr. Willens currently runs his own tax consulting firm and was previously managing Director of Equity Research at a major investment banking firm.  The Board therefore believes that the specific background of each Trustee, combined with their abilities and personal qualities, evidences these abilities and is appropriate to their service on the Board of Trustees.  The Board will regularly re-assess its qualifications in their annual self-assessment.

Board Committees

Audit Committee.  The Audit Committee is composed of all of the Independent Trustees.  Robert Willens is the Chairman of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) select, oversee and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.  There were four Audit Committee meetings during the period ended March 31, 2013.

Nominating and Governance Committee.  The Nominating and Governance Committee is composed of all of the Independent Trustees.  Ron Safir is the Chairman of the Nominating Committee.  The Nominating and Governance Committee has the responsibility, among other things, to:  (i) make recommendations and consider shareholder recommendations for nominations for Board members; (ii) periodically review independent Board member compensation (iii) monitor the process to assess Board effectiveness; and (iv) develop and implement the Funds’ governance policies.  There were no Nominating and Governance Committee meetings held during the period ended March 31, 2013.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders.  The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Emerging Global Advisors, LLC, 171 East Ridgewood Ave., Ridgewood, NJ 07450.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee.

Oversight of Risk

The Board regularly supervises the risk management and oversight of the Trust as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports from the Trust’s service providers. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues.

The Board considers risk as part of its regular review of the activities of the Adviser with respect to the Trust, including risks related to the duties and responsibilities of the day-to-day portfolio manager and his compensation, as well as risks related to the technology and other facilities used to manage the Funds.  The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio manager of the Funds meets regularly with the Board to discuss portfolio performance, including risks inherent in tracking the applicable Underlying Indices.

The Board receives regular compliance reports from Ms. Zimdars, the Trust’s Chief Compliance Officer (“CCO”), and meets regularly with Ms. Zimdars to discuss compliance issues, including the alleviation of compliance-related risks.  The Independent Trustees meet at least quarterly in executive session with the CCO and, as required under SEC rules, the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

EGA provides the Board with regular written reports that monitor fair valued securities, if any, the reasons for the fair valuation and the methodology used to arrive at the fair value. These reports also include information concerning illiquid securities, if any, within the Fund’s portfolio.

In addition, the Audit Committee, which is composed of the Independent Trustees, monitors, among other things, the Trust’s internal controls, accounting and financial reporting policies.  In addition, the Trust’s Audit Committee reviews valuation procedures and pricing results with the Trust’s auditors in connection with the Committee’s review of the results of the audit of the Trust’s year-end financial statements.

Notwithstanding these oversight efforts, the Board recognizes that not all risks are capable of identification, control, and/or mitigation.

Control Persons and Principal Holders of Securities

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control that Fund under the provisions of the 1940 Act. Note that a controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of that Fund.  Because the Funds had not yet commenced operations as of the date of this SAI, no persons own 5% or more of the Shares of the Funds.  As of the date of this SAI, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Trust (all series taken together).

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
AND OTHER SERVICE ARRANGEMENTS

Investment Adviser

EGA, a Delaware limited liability company located at 155 West 19th Street, New York, NY 10011, serves as the investment adviser to the Funds.  Marten S. Hoekstra is the Chief Executive Officer of EGA.  Robert C. Holderith is the President of EGA.  EGA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with the SEC.

The Adviser provides investment advisory services to each Fund pursuant to an Investment Advisory Agreement dated March 1, 2013, between the Trust and the Adviser (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser has overall responsibility for the management and investment of each Fund’s securities portfolio.  For the investment advisory services provided to the Funds, EGA is entitled to receive fees equal to the percentage of daily net assets of each Fund at the breakpoints specified below.

$0-1,000,000,000: 0.85%
$1,000,000,001-$2,000,000,000: 0.75%
$2,000,000,001 and up: 0.65%

Under the Advisory Agreement, EGA pays all of the expenses of the Funds, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan, brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

Portfolio Manager

Compensation of the Portfolio Manager and Other Accounts Managed.

For his services as a portfolio manager of the Funds, Richard C. Kang receives an annual salary from EGA.  As of March 31, 2013, Mr. Kang managed 22 other EGA funds that, like the Funds, are series of the Trust, and have investment strategies of replicating an Underlying Index.  The 22 other EGA funds managed by Mr. Kang had, as of March 31, 2013, $1.2 billion in total assets under management.  None of the Funds are subject to a performance fee.  Mr. Kang does not manage any other accounts.

Description of Material Conflicts of Interest.

Although the Funds in the Trust that are managed by Mr. Kang may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. EGA does not believe that management of the different Funds of the Trust presents a material conflict of interest for Mr. Kang.

Portfolio Manager’s Ownership of Shares of the Funds.

As of the date of this SAI, Mr. Kang did not own any Shares of the Funds.

Administrator and Fund Accountant

The Bank of New York Mellon (“BNY Mellon”) serves as Administrator and Fund Accountant for the Funds.  Its principal address is One Wall Street, New York, New York 10286.  Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services and financial reporting for the maintenance and operations of the Trust and each Fund.  In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.  As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.  For the fiscal years ended March 31, 2013, 2012 and 2011, the Trust made payments to BNY Mellon in the amount of $ 1,365,491, $1,029,793, and $37,501, respectively, for administrative and accounting services.

Custodian and Transfer Agent

BNY Mellon also serves as custodian for the Funds pursuant to a Custody Agreement.  Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services.  BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund.  As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

Pursuant to a Transfer Agency and Services Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued Shares, and as dividend disbursing agent of the Trust.  As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

Distributor

ALPS is the Distributor of each Fund’s Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading ‘‘Creation and Redemption of Creation Unit Aggregations.’’

Other Service Providers

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Distributor, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement.  As compensation for the foregoing services, AFS receives certain out of pocket costs and fixed fees at the Trust and Fund level.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, the Trust’s independent registered public accounting firm, examines each Fund’s financial statements and may provide other audit, tax and related services, subject to approval by the Audit Committee when applicable.

Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

Costs and Expenses

Each Fund bears all expenses of its operations other than those assumed by EGA or the Administrator.  Fund expenses include: the investment advisory fee; acquired fund fees and expenses; management services fee; administrative fees, index receipt agent fees, transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, product descriptions, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

Rule 12b-1 Plan

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Unit Aggregations.” Shares in less than Creation Units are not distributed by the Distributor.  The Distributor also acts as agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services.  Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.  There are currently no plans to impose these distribution fees on the Funds.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees.  All material amendments of the Distribution and Service Plan must also be approved by the Trustees in the manner described above. The Distribution and Service Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Shares of the affected Fund.  The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned.  The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds.  In the Trustees’ quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

EGA has general responsibility for placing orders on behalf of the Funds for the purchase or sale of portfolio securities.  Pursuant to the Advisory Agreement, EGA is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to implement the Trust’s policy of using best efforts to obtain the best available price and most favorable execution.   When securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, EGA relies upon its experience and knowledge regarding commissions generally charged by various brokers.  EGA effects transactions with those brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions.  The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers and EGA does not currently participate in soft dollar transactions with respect to the Funds.

Portfolio Holding Disclosure Policies and Procedures

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings.  The Board must approve all material amendments to this policy.  The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites.  In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of each Fund.

Proxy Voting Policy

The Board has delegated to EGA the responsibility to vote proxies with respect to the portfolio securities held by the Funds.  EGA has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority.  Information on how EGA voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 may be obtained (i) without charge, upon request, through the Funds’ website at www.egshares.com; and (ii) on the SEC’s website at http://www.sec.gov or the EDGAR database on the SEC’s website.  Proxy voting policies for the Trust are included as Appendix A to this SAI. Proxy voting policies for EGA are included as Appendix B to this SAI.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from any person’s employment activities and that actual and potential conflicts of interest are avoided.  The Codes apply to the personal investing activities of certain individuals employed by or associated with the Trust, the Adviser or the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and are available to the public.

ADDITIONAL INFORMATION CONCERNING SHARES

Description of Shares of Beneficial Interest

Each Fund is authorized to issue an unlimited number of Shares of beneficial interest without par value.  Each Share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

Under Delaware law, the Trust is not required to, and the Trust does not presently intend to, hold regular annual meetings of shareholders.  Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Management Agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with proportionate voting for fractional Shares.  The Shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares of the Fund into a greater or lesser number of Shares so affected.  In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund.  No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all Shares shall vote in the aggregate without differentiation between the Shares of the separate Funds or separate classes, if any,  provided that (i) with respect to any matter that affects only the interests of some but not all Funds, then only the Shares of such affected Funds, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the Shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by Fund or by class, then the Shares of the Trust shall vote as prescribed in that law or regulation.

Book Entry Only System

DTC acts as securities depositary for the Shares.  The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows:  it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.  The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.  As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.  Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.  In addition, certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation

The Trust issues and sells Shares of a Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.  Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by EGA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index.  In recognition of longer settlement periods for emerging market securities, EGA may at times engage in rebalancing trades, or the composition of the Deposit Securities may at times change, in advance of anticipated adjustments to the weighting or composition of the Component Stocks of the Underlying Index.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of a Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations

To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations (through an Authorized Participant) must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of each Fund as next determined on such date after receipt of the order in proper form. The Distributor will not accept cash orders received after 3:00 p.m. Eastern time on the trade date. A cash order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for Creation Unit Aggregations

Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders

For each Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the date by which an executed creation order must be settled (the “Contractual Settlement Date”).

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the Contractual Settlement Date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and a Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Investors will be required to pay a fixed creation transaction fee, described below, payable to BNY Mellon regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee and the Maximum Creation/Redemption Transaction Fee for each Fund is described in the following table:

Fund	Standard Creation/Redemption Transaction Fee	Maximum Creation/Redemption Transaction Fee
EGShares Emerging Markets Dividend Growth ETF	$2,000	$3,000
EGShares Emerging Markets Natural Resources ETF	$2,000	$3,000

Redemption of Fund Shares in Creation Units Aggregations

Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for each Fund are the same as the creation fees set forth above.

Placement of Redemption Orders

Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds’ Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Adviser may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of each Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.  Because the Portfolio Securities of each Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of a Fund, or to purchase and sell shares of a Fund on the Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Regular Holidays

Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within a normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Pursuant to an exemptive order issued to the Adviser, each Fund will be required to deliver redemption proceeds in not more than fourteen days.  Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed fourteen days.  The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2013 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Brazil				Chile
Jan. 25	May 30	Dec. 25		Mar. 29	Aug. 15	Oct. 31
Feb. 11	July 9	Dec. 31		May 1	Sept. 18	Nov. 1
Feb. 12	Nov. 15			May 21	Sept. 19	Dec. 25
Mar. 29	Nov. 20			July 16	Sept. 20	Dec. 31
May. 1	Dec. 24

China				Colombia
Jan. 2	Apr. 5	Sept. 20	Dec. 25	Jan. 7	May 1	July 1	Nov. 4
Jan. 3	Apr. 29	Oct. 1	Dec. 26	Mar. 25	May 13	Aug. 7	Nov. 11
Feb. 11	Apr. 30	Oct. 2	Dec. 31	Mar. 28	June 3	Aug. 19	Dec. 25
Feb. 12	May 1	Oct. 3		Mar. 29	June 10	Oct. 14	Dec. 31
Feb. 13	June 10	Oct. 4
Feb. 14	June 11	Oct. 7
Feb. 15	June 12	Oct. 14
Apr. 4	Sept. 19	Dec. 24

Czech Republic				Egypt
Apr. 1	July 5	Dec. 25		Jan. 24	May 6	Oct. 6	Nov. 5
May 1	Oct. 28	Dec. 26		Apr. 25	July 1	Oct. 14
May 8	Dec. 24	Dec. 31		May 1	July 23	Oct. 15
				May 5	Aug. 8	Oct. 16
The Egyptian market is closed every Friday.

Hungary				India
Mar. 15	May 20	Nov. 1	Dec. 27	Mar. 27	Aug. 15	Dec. 25
Mar. 29	Aug. 19	Dec. 24		Mar. 29	Aug. 28
Apr. 1	Aug. 20	Dec. 25		Apr. 19	Oct. 2
May 1	Oct. 23	Dec. 26		Apr. 24	Oct. 16
				Aug. 9	Nov. 14

Indonesia				Malaysia
Jan. 24	June 6	Aug. 8	Nov. 5	Jan. 24	Feb. 12	Aug. 9	Dec. 25
Mar. 12	Aug. 5	Oct. 9	Dec. 25	Jan. 28	May 1	Sept. 16
Mar. 29	Aug. 6	Oct. 14	Dec. 26	Feb. 1	May 24	Oct. 15
May 9	Aug. 7	Oct. 15	Dec. 31	Feb. 11	Aug. 8	Nov. 5

Mexico				Morocco
Feb. 4	Mar. 29	Nov. 18		Jan. 11	July 30	Aug. 21	Nov. 6
Mar. 18	May 1	Dec. 12		Jan. 24	Aug. 9	Oct. 16	Nov. 18
Mar. 28	Sept. 16	Dec. 25		Jan. 25	Aug. 14	Oct. 17
				May 1	Aug. 20	Nov. 5

Peru				Philippines
Mar. 28	Aug. 30			Mar. 28	June 12	Dec. 24
Mar. 29	Oct. 8			Mar. 29	Aug. 21	Dec. 25
May 1	Nov. 1			Apr. 9	Aug. 26	Dec. 30
July 29	Dec. 25			May 1	Nov. 1	Dec. 31

Poland				Russia
Mar. 29	May 30	Dec. 24		Jan. 2	May 2
Apr. 1	Aug. 15	Dec. 25		Jan. 3	May 3
May 1	Nov. 11	Dec. 26		Jan. 4	May 9
May 3	Nov. 11			Jan. 7	May 10
				Mar. 8	June 12
				May 1	Nov. 4

South Africa			Thailand
Mar. 21	June 17	Dec. 25	Feb. 25	May 1	July 22	Dec. 10
Mar. 29	Aug. 9	Dec. 26	Apr. 8	May 6	Aug. 12	Dec. 31
Apr. 1	Sept. 24		Apr. 15	May 24	Oct. 23
May 1	Dec. 16		Apr. 16	July 1	Dec. 5

Turkey			United States
Apr. 23	Aug. 30	Oct. 18	Jan. 21	July 4	Nov. 28
May 1	Oct. 15	Oct. 29	Feb. 18	Sept. 2	Dec. 25
Aug. 8	Oct. 16		Mar. 29	Oct. 14
Aug. 9	Oct. 17		May 27	Nov. 11

TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation.  The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company.  The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i)           Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

 (ii)           Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

(iii)           Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of Capital Gains” below.  For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital Gain Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses.  The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below).  A “qualified late year loss” includes:

(i)          any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)          the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.  Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all such liability will be avoided.  In addition, the Fund reserves the right to incur an excise tax liability if the cost to the Fund of paying a dividend to avoid an excise tax is anticipated to exceed the excise tax liability itself. Also, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares.  As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income.  The Fund receives ordinary income generally in the form of dividends and/or  interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “— Qualified Dividend Income for Individuals” and “— Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over estimates the income to be received from certain investments.

Qualified Dividend Income for Individuals.  Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. real estate investment trusts (“REITs”), PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of Shares, the Fund’s share price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax.  The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Exchange-Listed Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund Shares, the IRS requires you to report any gain or loss on your redemption.  If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares.  Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a Loss Within Six Months of Purchase.  Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Wash Sales.  All or a portion of any loss that you realize on a redemption of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Tax Basis Information.  The Fund will be required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients.  This cost basis reporting requirement is effective for Shares purchased in the Fund on or after January 1, 2012 where the cost basis of the Shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date.  If you hold your Fund Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Reportable Transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

Tax Treatment of Portfolio Securities

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments.  A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election.  If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character.  A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.  The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends.  In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-Related Dividends.  With respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors.  It may not be practical in every case for the Fund to report, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property.  The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax.  Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of Shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  The U.S. Treasury has negotiated intergovernmental agreements with certain countries and is in various stages of negotiations with a number of other foreign governments with respect to one or more alternative approaches to implement FATCA, which alter in certain respects the rules described above.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent.  Expenses and fees including, without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV.  The NAV per Share is calculated by the Funds’ custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  The officers of the Trust are authorized in their discretion not to pay a dividend for a Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend.  Subject to the foregoing, the EGShares Emerging Markets Dividend Growth ETF expects to declare and pay all of its investment income, if any, to shareholders as dividends quarterly.  The EGShares Emerging Markets Natural Resources ETF expects to declare and pay all of its investment income, if any, to shareholders as dividends annually.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company under the Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners with proceeds received from a Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust.  Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

DISCLAIMER

The Emerging Markets Natural Resources Underlying Index is compiled by Dow Jones Indices. Dow Jones Indices is not affiliated with the Funds, ALPS or EGA.  EGShares Emerging Markets Natural Resources ETF is entitled to use the Emerging Markets Natural Resources Underlying Index pursuant to a sublicensing arrangement with EGA, which in turn has a licensing agreement with Dow Jones Indices.  Dow Jones Indices or its agent also serves as calculation agent for the Emerging Markets Natural Resources Underlying Index (the “Dow Jones Index Calculation Agent”). The Dow Jones Index Calculation Agent is responsible for the management of the day-to-day operations of the Emerging Markets Natural Resources Underlying Index, including calculating the value of the Emerging Markets Natural Resources Underlying Index every 15 seconds, widely disseminating the Emerging Markets Natural Resources Underlying Index values every 15 seconds and tracking corporate actions resulting in Emerging Markets Natural Resources Underlying Index adjustments.

The Dividend Growth Underlying Index is compiled by FTSE. FTSE is not affiliated with the Funds, ALPS or EGA.  EGShares Emerging Markets Dividend Growth ETF is entitled to use the Dividend Growth Underlying Index pursuant to a sublicensing arrangement with EGA, which in turn has a licensing agreement with FTSE.  FTSE or its agent also serves as calculation agent for the Dividend Growth Underlying Index (the “FTSE Index Calculation Agent”). The FTSE Index Calculation Agent is responsible for the management of the day-to-day operations of the Dividend Growth Underlying Index, including calculating the value of the Dividend Growth Underlying Index every 15 seconds, widely disseminating the Dividend Growth Underlying Index values every 15 seconds and tracking corporate actions resulting in Dividend Growth Underlying Index adjustments.

“S&P Dow Jones” is a service mark of Dow Jones Indices and has been licensed for use for certain purposes by EGA. The EGShares Emerging Markets Natural Resources ETF is not sponsored, endorsed, sold or promoted by Dow Jones Indices.  Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the EGShares Emerging Markets Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the EGShares Emerging Markets Natural Resources ETF particularly. Dow Jones Indices’ only relationship to EGA is the licensing of certain trademarks, trade names and service marks of Dow Jones Indices and of the Emerging Markets Natural Resources Underlying Index, which is determined, composed and calculated by Dow Jones Indices without regard to EGA or the EGShares Emerging Markets Natural Resources ETF.  Dow Jones Indices has no obligation to take the needs of EGA or the shareholders of the EGShares Emerging Markets Natural Resources ETF into consideration in determining, composing or calculating the Emerging Markets Natural Resources Underlying Index. Dow Jones Indices is not responsible for and has not participated in the determination of the timing, amount or pricing of the EGShares Emerging Markets Natural Resources ETF Shares to be issued or in the determination or calculation of the equation by which the EGShares Emerging Markets Natural Resources ETF Shares are to be converted into cash.  Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the EGShares Emerging Markets Natural Resources ETF.

The EGShares Emerging Markets Dividend Growth ETF is not in any way sponsored, endorsed, sold or promoted by FTSE or the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Dividend Growth Underlying Index (upon which the EGShares Emerging Markets Dividend Growth ETF is based), (ii) the figure at which the Dividend Growth Underlying Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Dividend Growth Underlying Index for the purpose to which it is being put in connection with the EGShares Emerging Markets Dividend Growth ETF.  None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Dividend Growth Underlying Index to EGA or to its clients.  The Dividend Growth Underlying Index is calculated by FTSE or its agent.  None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

All rights in the Dividend Growth Underlying Index vest in FTSE.  “FTSE®” is a trade mark of the London Stock Exchange Group Companies and is used by FTSE under license.

FINANCIAL STATEMENTS

As of the date of this SAI, the Funds have not commenced operations.  Accordingly, no financial statements are provided for the Funds.

APPENDIX A

EGA EMERGING GLOBAL SHARES TRUST

Proxy Voting Policy and Procedures

EGA Emerging Global Shares Trust (the “Trust”) has adopted this Proxy Voting Policy and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Trust or the sub-adviser may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest in the securities consistent with this Policy.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund. The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. The Trust seeks to ensure that proxies are voted in the best interests of the Funds and Fund shareholders.

I. Delegation of Proxy Voting to Sub-Adviser

The sub-adviser, Emerging Global Advisors, LLC., shall vote proxies relating to securities held by the Funds and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). A Fund may refrain from voting if doing so would be in the Fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, when exercising the vote results in the imposition of trading or other restrictions.

II. Material Conflicts of Interest

If the sub-adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund(s) and (b) the adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (ii) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Proxy Policy, then the sub-adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

III. Securities Lending Program

Certain Funds may participate in a securities lending program through a lending agent. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. Thus, the Funds will not vote proxies on any loaned security.

IV. Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and the Proxy Policy. In lieu of including a summary of its policy, the Trust may include the policies in full.

V. Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

A-1

VII. Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to the Fund(s)’ portfolio securities to the Fund(s)’ sub-adviser, as set forth above. Consistent with this delegation, the sub-adviser is responsible for the following:

1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Fund(s) owning the portfolio securities voted.

2) Providing to the Trust’s Chief Compliance Officer (“CCO”) a summary of the material changes to a Proxy Policy during the period covered by the CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.

3) The CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act, and appear reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Fund(s) owning the portfolio securities voted.

VIII. Review Responsibilities

The Trust or the sub-adviser may retain a Proxy Voting Service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser or sub-adviser will review the Fund(s)’ voting records maintained by the Proxy Voting Service in accordance with the following procedures:

•	On a quarterly basis, select a sample of proxy votes from those submitted and review them against the Proxy Voting Service files for accuracy of the votes.

IX. Preparation and Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

The Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to the Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the sub-adviser for review and approval prior to filing with the SEC. The Fund Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

X. Recordkeeping

Documentation of all votes for the Trust will be maintained by the sub-adviser, and/or the Proxy Voting Service.

A-2

APPENDIX B

The Trust has delegated to EGA the authority and responsibility for voting proxies on the portfolio securities held by each Fund.  EGA understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

Emerging Global Advisors, LLC
PROXY VOTING POLICY
INTRODUCTION

An investment adviser generally has the authority to vote proxies relating to such securities on behalf of its clients.  Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients. The policies and procedures must be reasonably designed to ensure that the adviser votes client securities in a manner consistent with the best interests of such client.

POLICIES

As a general policy, the Adviser will vote proxy proposals, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the client accounts it manages.  Best interest will be determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal;
•	the effect on liquidity; and
•	customary industry and business practices.

In voting proxies, the Adviser will not consider the interests that the Adviser, its management or its affiliates might have in a particular voting matter.

• Investment company clients are subject to further requirements under the 1940 Act regarding the disclosure of actual proxy voting records to shareholders, and the process by which proxies are voted on shareholder’s behalf.  As a general matter of policy, the Adviser will assist its investment company clients and their respective fund administration agents with respect to the fund clients’ annual Form N-PX filings.

A.           Routine Matters

Routine matters are typically proposed by management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Adviser will vote in accordance with the recommendation of the company’s management or directors (collectively, the “Management”), as applicable, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the client.

Examples of routine matters are set forth below:

General Matters
The Adviser will generally vote for the following proposals:

•	to set time and location of annual meeting;
•	to change the fiscal year of the company; and
•	to change the name of a company.

Board Members
The Adviser will generally vote for Management proposals to elect or re-elect board members.

The Adviser will generally vote for proposals to increase fees paid to board members, unless it determines that the compensation exceeds market standards.

Capital Structure
The Adviser will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by any of the Adviser’s clients or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

Appointment of Auditors
The Adviser will generally vote for the approval of auditors and proposals authorizing the board to fix auditor fees, unless the Adviser has serious concerns about the audit procedures used, or feels that the auditors are being charged without explanation.

B.           Non- Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

Examples of routine matters are set forth below:

1.           Board Members
a.
Term Limits.  The Adviser will generally vote for proposals to require a reasonable retirement age (e.g., 72) for board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b.	Replacement. The Adviser will generally vote against proposals that make it more difficult to replace board members, including the following proposals:

•	To stagger the board;
•	To overweight company Management on the board;
•
To introduce cumulative voting (cumulative voting allows the owners to “stack” votes behind one or a few individuals for a position on the board, thereby giving minority owners a greater chance of electing the board member(s));

•	To introduce unequal voting rights;
•	To create supermajority voting; or
•	To establish pre-emptive rights.

c.
Liability and Indemnification.  In order to promote accountability, the Adviser will generally vote against proposals to limit the personal liability of board members for any breach of fiduciary duty or failure to act in good faith.

d.
Ownership Issues.  The Adviser will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s owners. However, the Adviser will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other owners of the company.

2.	Compensation, Fees and Expenses

In general, the Adviser will vote against proposals to increase compensation, fees or expenses applicable to the company’s owners, unless the Adviser determines that the benefits resulting to the company and its owners justifies the increased compensation, fees or expenses.

3.           Voting Rights

The Adviser will generally vote against the following proposals:

•	To introduce unequal voting or dividend rights among the classes;
•	To change the amendment provisions of a company’s charter documents by removing owner approval requirements;
•	To require supermajority (two-thirds of outstanding votes) approval for votes rather than a simple majority (half of outstanding votes);
•	To restrict the owners’ right to act by written consent; or
•	To restrict the owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate board members.

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.            Takeover Defenses and Related Actions

The Adviser will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills.” Examples of “poison pills” include:

•	Large increases in the amount of stock authorized but not issued;
•
Blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the owners);

•	Compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
•	Fixed price amendments that require a certain price to be offered to all owners based on a fixed formula; and
•	Greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

•	Require that golden parachutes or golden handcuffs be submitted for ratification by the owners;
•	To opt out of state anti-takeover laws deemed by the Adviser to be detrimental.

The Adviser will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.           Reincorporation

The Adviser will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of the controlling company).

6.           Debt Issuance and Pledging of Assets for Debt

The Adviser will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

•	The potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds).
•	The potential increase in the company’s capital, if any, over the current outstanding capital.

7.           Mergers or Acquisitions

The Adviser will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Adviser believes will offer fair value to its clients.

8.           Termination or Liquidation of the Company

The Adviser will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

•	Terms of liquidation;
•	Past performance of the company; and
•	Strategies employed to save the company.

9.           Social & Environmental Issues and Corporate Responsibility

The Adviser will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Adviser will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Adviser will also generally vote against proposals:

•	To bar or restrict charitable contributions; or
•	To limit corporate political activities.

10.           All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C.            Abstaining from Voting or Affirmatively Not Voting

The Adviser may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if it determines that abstaining or not voting is in the best interests of its clients. In making such a determination, the Adviser will consider various factors, including, but not limited to; (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. Furthermore, the Adviser will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

PROCEDURES

The Adviser’s CCO or designee is responsible for the implementation, monitoring and review of the Adviser’s proxy voting policies and procedures.

To implement its policies, the Adviser has adopted the following procedures:

•
Designated Adviser personnel (e.g., analysts), will be responsible for voting each proxy. Such personnel will obtain a determination from Adviser management as to how to vote the proxies in accordance with the policies. Upon making a decision, the proxy will be executed and returned to the analyst for submission to the company. The analysts are responsible for the actual voting of all proxies in a timely manner.

•
In the event the Adviser determines that the client should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The proxy will be executed in accordance with such third party’s or committee’s decision.

•	Upon receipt of an executed proxy, the analyst will update the clients’ proxy voting record.
•
The Adviser shall retain written or electronic copies of each proxy statement received and of each executed proxy.  Records relating to each proxy must include (i) the voting decision with regard to each proxy; and (ii) any documents created by the analyst, management or third party, that were material to making the voting decision. These records will be reviewed by the Adviser’s CCO.

•
Such records shall be retained in the Adviser’s offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

The Adviser will maintain a record of each written request from a client for proxy voting information and the Adviser’s written response to any request (oral or written) from a client for proxy voting information. All such communications will be reviewed by the Adviser’s CCO.

Conflicts of Interest:
At times, conflicts may arise between the interests of one or more of the Adviser’s clients, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

If a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies.

A.
If the Adviser believes it is in the best interest of its clients to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

B.
If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the clients, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing;

C.
If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; or (b) obtain approval of the decision from the Adviser’s senior management or the CCO; and

D.
If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a fund, then the Adviser shall contact the chairman of the fund’s Board of Trustees and the fund’s CCO.  In the event that such parties determine that a conflict of interest exists, the chairman shall submit the matter for determination to another member of the board who is not an “interested person” of the fund, as defined in the 1940 Act, as amended.  In making a determination, the chairman will consider the best interests of the fund’s shareholders and may consider the recommendations of the adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according to the determination and maintain records relating to this process.